Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N

Safe Harbor Statement P A R K N A T I O N A L C O R P O R A T I O N 2 This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance and the plans, expectations, projections, and benefits of the recently completed merger (the “Merger”) of Park National Corporation (“Park”) and First Citizens Bancshares, Inc. (“First Citizens”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) risks related to the completed acquisition of First Citizens Bancshares, Inc., including the possibility that anticipated benefits are not realized as expected, difficulties integrating the two companies, and potential adverse reactions to customer, business, or employee relationships; and (33) other risk factors related to the banking industry.

Disclaimer Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Management believes that the disclosure of these “non-GAAP” financial measures presents additional information which, when read in conjunction with Park’s consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park’s peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation from the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this presentation is provided on pages 32-34 of this presentation. P A R K N A T I O N A L C O R P O R A T I O N 3

Snapshot • As of March 31, 2026, Park National Corporation (NYSE American: PRK) was a $13.0 billion asset financial holding company headquartered in Newark, OH, conducting banking operations through its wholly-owned subsidiary, The Park National Bank. • On February 1, 2026, PRK closed the previously announced deal to acquire First Citizens Bancshares, Inc., the parent company of First Citizens National Bank, a Tennessee headquartered bank with $2.6 billion in assets. • Long-tenured management team helps sustain unique culture. Our senior leaders have been with PRK for an average of 20 years. • Consistently in the top quartile of profitability. For the three months ended March 31, 2026, PRK generated an adjusted(2) 1.83% return on average assets(1) and an adjusted(2) 16.21% return on average tangible common equity(1). • High-quality funding base. 28% of PRK’s total deposits are non-interest bearing. PRK’s low-cost, core deposit funding profile supports durable net interest margin and extended trend of stable operating results. • Diversified revenue sources. Over 21% of PRK’s revenues come from non-interest income. • Historically strong credit quality. PRK’s net charge-offs have historically and currently been well below peer levels. • Strong capital base. PRK has a 13.5% CET1 ratio (600+ bps above the minimum regulatory requirement). P A R K N A T I O N A L C O R P O R A T I O N 4 (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 32 and 33. (2) Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park’s results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34. Note: Financial data as of March 31, 2026 unless otherwise noted; Source: S&P Global Market Intelligence.

P A R K N A T I O N A L C O R P O R A T I O N Overview of Park National Corporation

Overview of Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N 6 • The Park National Bank, is headquartered in Newark, Ohio and was founded in 1908. • $13.0 billion total assets and $9.5 billion assets under management(1) at March 31, 2026. • Park common shares are publicly traded under the symbol “PRK” on NYSE American. • Diversified revenue base with approximately 21.1% non- interest income to operating revenue(5) ratio for the three months ended March 31, 2026. • Diversified loan portfolio funded with customer deposits. • Historical net charge-offs well below Proxy Peer Group average. • Low-cost funding profile supports durable net interest margin and extended trend of stable operating results. • Park had $11.0 billion in total deposits at March 31, 2026; 28% of those were non-interest bearing. (1) Market value of assets under management. (2) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 32 and 33. (3) NPAs exclude loans 90+ days past due. (4) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. (5) Definitions: TE – Tangible Shareholder’s Equity; TA – Tangible Assets; ACL – Allowance for Credit Losses; NPA – Non-Performing Assets, ROAA – Return on Average Assets; ROATE – Return on Average Tangible Shareholder’s Equity; Operating Revenue = Non-Interest Income + Net Interest Income (6) For the purpose of calculating the return on average tangible equity, a non-U.S. GAAP financial measure, net income for each period is divided by average tangible equity during the period. (7) Ratios presented YTD through March 31, 2026 are shown on an annualized basis. (8) Only 3/31/2026 is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park’s results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34. Note: Financial data as of March 31, 2026 unless otherwise noted; Source: S&P Global Market Intelligence. Company Overview $ in millions 12/31/2024 12/31/2025 3/31/2026 Total Assets 9,805$ 9,805$ 12,984$ Total Loans (Gross) 7,817 8,051 9,667 Total Deposits 8,144 8,244 11,001 Total Shareholders' Equity 1,244 1,353 1,700 Total Equity / Total Assets 12.69% 13.80% 13.09% TE / TA (2) (5) 11.21% 12.35% 11.02% ACL / Loans (5) 1.13% 1.15% 1.12% NPAs / Total Assets (3) (5) 0.70% 0.69% 0.81% Net Interest Margin (4) (7) (8) 4.41% 4.75% 4.76% ROAA (5) (7) (8) 1.53% 1.78% 1.83% Return on Average Equity (7) (8) 12.65% 13.80% 13.68% ROATE (2) (5) (6) (7) (8) 14.65% 15.76% 16.21% At or Year Ended

Attractive Geographic Footprint P A R K N A T I O N A L C O R P O R A T I O N 7 Ohio North Carolina South Carolina Kentucky Offices Counties Served Full-Time(2) Employees Trust AUM(1)DepositsRegion 206159$1.62B$1.70BWestern Ohio 227198$1.50B$1.93BNorthern Ohio 136195$1.33B$1.09BMetro 154180$3.70B$2.25BCentral Ohio 9486$1.00B$1.01MEastern Ohio 7680$60M$704MCarolina 2711148$264M$2.24BTennessee Overview • Distinct operating regions provide for attractive mix of customers and demographic opportunities. • Park entered several new geographic markets in the last 6-7 years via acquisitions and de novo branch openings. • These new markets have strong population growth and low rates of unemployment(3). • Combined with Park’s strong deposit franchise, these expansion markets present a promising opportunity for customer and revenue growth. February 2026 Unemployment Rate (%)(3) (1) Market value of assets under management. (2) Full-time employees do not include 915 full-time employees at Park’s operational support centers. (3) Source: Bureau of Labor Statistics; National unemployment data as of March 31, 2026. Note: Financial data as of March 31, 2026 unless otherwise noted. Tennessee 3.6% 4.1% 4.2% 4.1% 4.6% 4.3% ASHEVILLE, NC CHARLOTTE, NC CINCINNATI, OH COLUMBUS, OH LOUISVILLE, KY USA

• Strong history of operating in Park’s regional bank model. • Regional leadership team averages approximately 30 years of banking experience and 22 years of leadership tenure with Park. P A R K N A T I O N A L C O R P O R A T I O N 8 Community Bank Regions Years in Industry Years with PNB (1)AgePositionName 434365CEO - Tennessee Region and PRK Board MemberJeff D. Agee 343457Market President - Central Ohio Region & Chief Retail Banking OfficerJohn A. Brown 361959Market President - Carolina RegionJames T. (Tim) Camp 131337Market President - Cincinnati Bryant W. Fox 202042Market President - Northern Ohio Region & Chief Retail Lending OfficerChris R. Hiner 30851Market President - LouisvilleW. Andrew Holden 35965Market President - CharlotteTim J. Ignasher 383861Market President - Eastern Ohio RegionPatrick L. Nash 212147Market President - Western Ohio RegionPatrick K. Rastatter 321854Market President - Columbus & Chief Commercial Banking OfficerBrady E. Waltz (1) Years with PNB includes years served at an acquired bank.

Park M&A Strategy Two-prong strategy guidelines: 1. Traditional M&A • Strong franchise, good reputation and asset quality • Competitive market share • Continuity of management and leadership • Traditional community bank structure • Sticky, low-cost core deposits • Disciplined approach to pricing and credit diligence 2. Metro Strategy • Certain attractive markets in the Midwest, Southeast, and Mid- Atlantic regions • De novo branching – mirror successful Columbus, Ohio and Louisville, Kentucky de novo offices • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing trust and wealth management business, or the potential to grow the business in those areas • Commercial focus with potential to grow consumer • Proven leadership team P A R K N A T I O N A L C O R P O R A T I O N 9 • What We Seek: Opportunities that align with our Traditional M&A and Metro Strategy expansion guidelines. • Crossing $10B Assets: PRK has been preparing to cross $10 billion in assets for over 5 years. The acquisition of First Citizens cemented PRK’s asset size at over $10 billion. • Market Expansion: Expansion to Louisville, KY and acquisitions in Charlotte, Asheville, NC, and upstate SC (Spartanburg, Greenville), and more recently in Tennessee reflect PRK's consistent strategy of market extension into attractive new markets with strong local leadership.

P A R K N A T I O N A L C O R P O R A T I O N Financial Summary

2026 First Quarter Highlights P A R K N A T I O N A L C O R P O R A T I O N 11 • Park’s Consolidated Capital Ratios at March 31, 2026: – Total Shareholders’ Equity to Total Assets of 13.09% – Tangible Common Equity to Tangible Assets of 11.02%(1) – Leverage Ratio of 12.36% – Total Risk-Based Capital Ratio of 14.71% • Book value per common share grew to $93.93 at March 31, 2026 from $84.14 at December 31, 2025. • Tangible book value per common share(1) grew to $77.21 at March 31, 2026 from $74.06 at December 31, 2025. • Adjusted(2) net income was reported at $53.5 million for Q1 2026 compared to $47.5 million for Q4 2025. • Adjusted(2) net interest margin was reported at 4.76% at March 31, 2026 compared to 4.88% at December 31, 2025, quarter to date. • Adjusted(2) pre-tax, pre-provision income (“PTPP”)(1) was reported at $69.3 million for Q1 2026 compared to $62.6 million for Q4 2025. • Provision for credit losses of $2.7 million for Q1 2026 compared to $3.8 million for Q4 2025. • Loans grew to $9.67 billion at March 31, 2026 from $8.05 billion at December 31, 2025. • ACL / Loans was reported at 1.12% at March 31, 2026 and 1.15% at December 31, 2025. Park Performance Summary (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 32 and 33. (2) Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park’s results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Strong Balance Sheet

Total Assets


(Dollars in millions)
$9,855
$9,837
$9,805
$9,805
$12,984
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Loans (excluding PPP) (1)


(Dollars in millions)
$7,138
$7,474
$7,816
$8,051
$9,667
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Deposits (includes off balance sheet) (2)


(Dollars in millions)
$8,431
$8,044
$8,259
$8,349
$11,001
2022Y
2023Y
2024Y
2025Y
2026Q1

Total Shareholders' Equity


(Dollars in millions)
$1,069
$1,145
$1,244
$1,353
$1,700
2022Y
2023Y
2024Y
2025Y
2026Q1

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PARK NATIONAL CORPORATION

(1) Excludes PPP loans of $0.2MM, $0.2MM, $1MM, $2MM and $4MM at end of 2026Q1, 2025Y, 2024Y, 2023Y and 2022Y, respectively.

(2) Includes off balance sheet deposits of $0MM, $105MM, $115MM, $1MM and $196MM at end of 2026Q1, 2025Y, 2024Y, 2023Y, and 2022Y, respectively.

Efficiency Ratio & Non-Int. Exp. / Avg. Assets(1)(3) Strong Earnings – Adjusted Q1 2026(3) 13 (Dollars in millions) Net Income, ROAA & ROATE(1)(3) Non-Interest Income / Operating Revenue (2)(3) Pre-Tax, Pre-Provision Income / Avg. Assets(1)(3) (1) See Reconciliation of Non-GAAP Financial Measures shown on pages 32 and 33. (2) The decrease of non-interest income for 2023 includes a loss on sale of debt securities of $7.9MM. (3) Only 2026Q1 is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park’s results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34. Note: Financial data as of March 31, 2026 unless otherwise noted. Note: Ratios are annualized for 2026 (Dollars in millions) (Dollars in millions) $153.9 61.2% 65.9% 61.4% 57.9% 55.6% 2.97% 3.11% 3.25% 3.21% 3.01% 2022Y 2023Y 2024Y 2025Y 2026Q1 Efficiency Ratio Non-Int. Exp. / Avg. Assets $185.0 $156.5 $199.3 $232.8 $69.3 1.84% 1.57% 2.01% 2.30% 2.37% ($40.0) $10.0 $60.0 $110.0 $160.0 $210.0 $260.0 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2022Y 2023Y 2024Y 2025Y 2026Q1 PPNR PPNR/Avg. Assets $135.9 $92.6 $122.6 $119.9 $32.5 $347.1 $373.1 $398.0 $437.3 $124.6 28.1% 19.9% 23.5% 21.5% 20.7% 2022Y 2023Y 2024Y 2025Y 2026Q1 Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev. $148.4 $126.7 $151.4 $180.1 $53.5 1.5% 1.3% 1.5% 1.8% 1.8% 16.3% 13.6% 14.7% 15.8% 16.2% – $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2022Y 2023Y 2024Y 2025Y 2026Q1 – 4.0% 8.0% 12.0% 16.0% 20.0% Net Income ROAA ROATE

Stable Net Interest Margin P A R K N A T I O N A L C O R P O R A T I O N 14 Asset Yields, Liability Costs, and Net Interest Margin(1)(2) (1) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See “Reconciliation of Non-GAAP Financial Measures” shown on pages 32 and 33. (2) 2026Q1 is presented as annualized. 4.14% 5.18% 5.78% 5.90% 5.90% 3.80% 4.11% 4.41% 4.75% 4.80% 0.54% 1.67% 2.08% 1.77% 1.63% 0.25% 1.01% 1.36% 1.18% 1.15% 0.39% 1.52% 1.97% 1.71% 1.62% – 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% FY2022 FY2023 FY2024 FY2025 2026Q1 Interest Earning Asset Yield (%) Net Interest Margin (%) Interest Bearing Liability Cost (%) All Deposit Cost (%) Interest Bearing Deposit Cost (%)

Diverse Fee Income

Overview

- The business lines responsible for generating the majority of fee income are wealth management, mortgage banking, and retail banking (interchange fees).
- Diversified revenue base with approximately 21.1% non-interest income to operating revenue ratio for the three months ended March 31, 2026.
- Anchored by wealth management business line, that had aggregate assets under management of $9.5 billion(1) at March 31, 2026.

Non-Interest Income / Operating Revenue



(Dollars in millions)
Net Interest Income
Non-Interest Income(2)
Non-Interest Income / Op. Rev.
28.1%
19.9%
23.5%
21.5%
21.1%
$347.1
$373.1
$398.0
$437.3
$125.8
$135.9
$92.6
$122.6
$119.9
$33.7
2022Y
2023Y
2024Y
2025Y
2026Q1

Sources of Non-Interest Income (YTD)



Other Fee Income 17%
BOLI 5%
Fiduciary Activities 36%
Interchange Income 21%
Other Service Income 11%
Service Charges 10%

(1) Market value of assets under management.
(2) Fluctuations driven heavily by increased mortgage fees in 2021 due to increased mortgage originations. 2022 included $12.0MM of OREO valuation markups and $5.6MM of OREO gains related to Vision Bank. 2023 included a loss on sale of debt securities of $7.9MM. 2024 included a pension settlement gain of $6.1MM and a 19.8% increase from wealth management compared to the prior year.

Note: Financial data as of March 31, 2026 unless otherwise noted.

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PARK NATIONAL CORPORATION

Disciplined Approach to Managing Operating Expenses

Efficiency Ratio[1] & Non-interest Expense



(Dollars in millions)
Non-interest Expense
Efficiency Ratio
61.2%
65.9%
61.4%
57.9%
55.6%
$298.0
$309.2
$321.3
$324.4
$105.2
2022
2023
2024
2025
2026Q1

Non-interest Expense Composition (YTD)



Other Non-interest Expense 10%
Professional Fees 16%
Data Processing 13%
FF&E 2%
Occupancy 4%
Salaries & Benefits 55%

- Significant investment in people, processes, and technology over the last five years to prepare for crossing $10 billion.
- Well positioned for growth.
- Engaged Promontory to help with a framework for investments in Enterprise Risk Management, Compliance and Operating efficiency.
- Includes investments in digital, data science and customer experience to position the organization for growth.

(1) Only 2026Q1 Efficiency Ratio is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Note: Financial data as of March 31, 2026 unless otherwise noted.

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PARK NATIONAL CORPORATION

High Quality Capital Structure P A R K N A T I O N A L C O R P O R A T I O N 17 Common Equity Tier 1 Allowance for Credit Losses Note: Financial data as of March 31, 2026 unless otherwise noted. ACL $113.2 Common Equity Tier 1 $1,413.7 1 Regulatory Capital at March 31, 2026 (Dollars in millions) Trust Preferred $15.0

Robust Capital Ratios P A R K N A T I O N A L C O R P O R A T I O N 18 (1) Adequately capitalized thresholds plus capital conservation buffer of 2.5%. (2) Regional Peer Group was used, as defined in the 2026 proxy. PRK’s 2026 Q1 data above is compared to peer median data as of 2025 Q4. (3) The decline in Total Risk-based Capital in 2025 was due to the payoff of $175MM of subordinated debt and $15MM of trust preferred securities. Note: All ratios presented are as of the end of the period. Note: Financial data as of March 31, 2026 unless otherwise noted. Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Risk-based Capital Ratio Total Risk-based Capital Ratio (3) Regulatory Minimums(1) (1) (1) (1) (1) Peer Median Data(2) 9.9% 10.7% 11.5% 12.1% 12.4% 4.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2022Q4 2023 Q4 2024 Q4 2025 Q4 2026 Q1 12.6% 12.8% 13.3% 14.0% 13.5% 7.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022Q4 2023 Q4 2024 Q4 2025 Q4 2026 Q1 12.8% 13.0% 13.5% 14.0% 13.6% 8.5% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022Q4 2023 Q4 2024 Q4 2025 Q4 2026 Q1 16.1% 16.2% 16.6% 15.1% 14.7% 10.5% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2022Q4 2023 Q4 2024 Q4 2025 Q4 2026 Q1

High-Quality and Diversified Loan Portfolio



Leases
0%
Commercial, Financial, and Agricultural
15%
Consumer
19%
Commercial Real Estate
31%
Residential Real Estate
29%
Construction Real Estate
6%

Total Loan Portfolio: $9.67B
QTD Yield on Loans: 6.36%

- Park has a well-secured loan portfolio with geographic and asset class diversity.
- Out-of-market portfolio is largely limited to specialty lending, which has conservative underwriting and is subject to intensive loan monitoring.
- Included in commercial, financial, and agricultural loans were loans originated through two specialty business lines:
  - $358.8 million in loans originated through Scope Leasing, Inc.
  - $268.8 million in structured finance loans.
- 3% of total loans were agriculture related[(1)].
- 34% of commercial real estate loans were owner-occupied.

(1) Agriculture related loans include farm loans and agricultural production loans.
Note: Financial data as of March 31, 2026 unless otherwise noted.

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PARK NATIONAL CORPORATION

Healthy Allowance Levels Safeguard Shareholders’ Equity P A R K N A T I O N A L C O R P O R A T I O N 20 Allowance / Total Loans Overview • Allowance for credit losses was 1.12% of total loans as of March 31, 2026. • Conservative classification of commercial loans and prudent identification of problem credits. Provision / Net Charge-Offs $7,142 $7,476 $7,817 $8,051 $9,667 1.20% 1.12% 1.13% 1.15% 1.12% 2022 Q4 2023 Q4 2024 Q4 2025 Q4 2026 Q1 (Dollars in millions) Total Loans ACL / Loans 1.9x 0.6x 1.4x 1.8x 1.0x FY 2022 FY 2023 FY 2024 FY 2025 2026 Q1 $ in thousands Net Charge-Off as % of Total Loans Net Charge-Off 2026 Q1 0.12% 2,628$ FY 2025 0.08% 6,481 FY 2024 0.14% 10,322 FY 2023 0.07% 4,921 FY 2022 0.03% 2,375

Stable Asset Quality

Overview

- Conservative underwriting and strong asset quality.
- Of the $80.5 million in nonaccrual loans, $60.7 million, or about 75.3%, were current with contractual payments at March 31, 2026.

NPAs / Total Assets (1)



0.82%
0.62%
0.70%
0.69%
0.81%
2022Q4
2023Q4
2024Q4
2025Q4
2026Q1

Classified Loans(2) / Tier 1 Capital + ACL



7.27%
4.25%
4.61%
3.77%
4.33%
2022Q4
2023Q4
2024Q4
2025Q4
2026Q1

(1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due.
(2) Classified loans are defined as those rated substandard or individually evaluated - nonaccrual, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation.

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PARK NATIONAL CORPORATION

Stable, Low-Cost Core Deposits P A R K N A T I O N A L C O R P O R A T I O N 22 • With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a loyal and low-cost source of funds. • Non-interest bearing deposits represented 28% of total deposits. • Public funds made up $2.0 billion, or approximately 18%, of total deposits. • Uninsured deposits totaled approximately $2.4 billion, or 21.6% of total deposits. This $2.4 billion included $738 million of deposits which were over $250,000, but were fully collateralized by Park’s investment securities portfolio. Total Deposits: $11.0 billion QTD Cost of Interest Bearing Deposits: 1.62% QTD Cost of Total Deposits: 1.15% Non-CD/Brokered Deposits over Total Deposits: 87% Note: Financial data as of March 31, 2026 unless otherwise noted. Non-interest Bearing 28% Transaction 31% Savings 28% Brokered/BID Deposits 0% CDs 13%

High Quality Securities Portfolio



Collateralized Loan Obligations 3%
Corporate Debt Securities 2%
Obligations of U.S. Government sponsored entities 9%
States & Political Subdivisions 19%
Agency Mortgage-Backed Securities 67%

QTD Yield on Securities: 3.08%
Total Debt Securities: $1.24 billion

- Park's investment securities portfolio is highly rated[1]:
  - 75.5% are AAA rated or Agency Backed
  - 22.8% are AA+, AA, AA-, or A- rated
  - 1.7% are BBB, BBB-, or Not Rated
- 7.8% of the portfolio is floating rate.
- All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year residential mortgage loans.
- All state and political subdivision securities are investment grade rated, many with credit enhancements.
- The expected weighted average life of Park's investment securities portfolio was 5.24 years at March 31, 2026.
- $603.5 million of the securities portfolio is unpledged.
- Park had a net unrealized loss on securities of $35.6 million, or 2.9% of the portfolio at March 31, 2026.
- Park did not hold any held-to-maturity securities at March 31, 2026.

(1) Securities portfolio ratings as of March 31, 2026.
Note: Financial data as of March 31, 2026 unless otherwise noted

23
PARK NATIONAL CORPORATION

P A R K N A T I O N A L C O R P O R A T I O N Appendix

Senior Management P A R K N A T I O N A L C O R P O R A T I O N 25 David L. Trautman – Chairman of the Board – Age: 65 (42 years with Park) • Chairman of the Board since May 2019. • CEO from January 2014 of Park and Park National Bank until December 2025. • President of Park and Park National Bank from January 2005 through April 2019. • President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman of the Board from 2001 to 2006. • Holds an MBA with honors from The Ohio State University. • Earned an A.B. from Duke University and joined Park immediately following graduation. Matthew R. Miller – CEO and President – Age: 47 (17 years with Park) • CEO of Park and Park National Bank since January 2026. • President of Park and Park National Bank since May 2019. • Executive Vice President of Park and Park National Bank from April 2017 through April 2019. • Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017. • Vice President of Accounting at Park National Bank from March 2009 through December 2012. • Prior to joining Park, worked for eight years at Deloitte LLP, primarily serving clients in the financial services industry. • Earned a B.A. in accounting, graduating summa cum laude, from University of Akron.

Senior Management (continued) P A R K N A T I O N A L C O R P O R A T I O N 26 Brady T. Burt – Chief Financial Officer – Age: 53 (19 years with Park) • Chief Financial Officer of Park and Park National Bank since December 2012. • Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012. • Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO. • Earned a B.S. in accounting from Miami University. • Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on each of the Audit Committee and the Risk Committee.

Experienced Management Team • Park National Bank’s management team consists of leaders with deep market knowledge. • The management team averages 26 years of banking experience. • The average team tenure with Park National Bank is approximately 18 years. P A R K N A T I O N A L C O R P O R A T I O N 27 Years in Industry Years with PNBAgePositionName 37957Chief Operations OfficerTodd M. Bogdan 271358Chief AuditorAdrienne M. Brokaw 191941Chief Credit OfficerBryan M. Campolo 282656Chief Wealth & Trust OfficerThomas M. Cummiskey 23452Chief Information OfficerMalory Dcosta 9944Corporate Services DirectorMark H. Miller 212144Chief Banking OfficerLaura F. Tussing 292159Chief Risk OfficerJeffrey A. Wilson

Installment Lending Portfolio P A R K N A T I O N A L C O R P O R A T I O N 28 Note: Financial data as of March 31, 2026 Note: Data above does not include the $18.6MM of installment loans of First Citizens National Bank, acquired 2/1/2026. • Park National Bank’s installment portfolio includes $1.7B of indirect loans and $188MM of direct loans. • Balances have nearly doubled since first exceeding $1B in 2017. • Weighted average FICO credit score of the portfolio is over 780. 52.56% 26.91% 15.11% 4.59% 0.46% 0.36% Installment Loan Portfolio by Credit Tier Premier (FICO 780+ A+ (FICO 740 - 779) A (FICO 710 - 739) B (FICO 680 - 709) C (FICO 641 - 679) D (FICO < 640) Pre-2020 2020 2021 2022 2023 2024 2025 2026 Premier (FICO 780+) 16,244,310 32,775,073 56,439,869 133,780,813 134,698,736 199,871,976 295,357,040 105,077,145 A+ (FICO 740 - 779) 12,361,550 14,764,804 29,231,258 67,410,832 76,160,137 108,275,482 144,607,335 46,049,846 A (FICO 710 - 739) 8,205,120 8,347,535 15,418,489 36,247,105 46,057,208 59,186,106 80,540,614 26,160,423 B (FICO 680 - 709) 3,004,097 1,469,948 3,978,206 9,045,007 14,003,809 21,188,270 23,712,549 8,738,367 C or D (FICO < 680) 1,065,368 183,545 533,624 1,192,610 2,833,423 3,958,075 4,319,810 1,131,476 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Credit Tier

Installment Lending Portfolio (continued) P A R K N A T I O N A L C O R P O R A T I O N 29 Note: Financial data as of March 31, 2026 Note: Data above does not include the $18.6MM of installment loans of First Citizens National Bank, acquired 2/1/2026. Pre-2020 2020 2021 2022 2023 2024 2025 2026 Total All Other 3,976,412 1,135,746 1,709,233 1,934,748 4,718,921 9,988,964 15,335,002 4,757,574 43,556,600 Watercraft 8,197,349 8,731,538 9,542,652 15,319,260 13,681,083 14,615,396 13,995,842 3,552,035 87,635,155 RVs 27,912,511 36,061,249 53,287,683 91,531,356 64,531,170 59,645,697 61,341,402 11,210,324 405,521,392 Auto 794,171 11,612,372 41,061,879 138,891,003 190,822,139 308,229,851 457,865,103 167,637,324 1,316,913,842 Total 40,880,443 57,540,905 105,601,447 247,676,367 273,753,312 392,479,908 548,537,348 187,157,257 1,853,626,988 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Collateral Type

Specialty Lending • Park has successfully operated in the specialty finance area for many years, specifically focusing on turbo-prop and light jets and structured finance lending to non-bank consumer finance companies. Net charge-offs in specialty lending have not materially impacted Park’s overall net charge-off rates over the last 10 years. • Park acquired Scope Leasing, Inc. in the mid-1990’s. Scope follows the same conservative underwriting posture as the commercial loan portfolio. Its lending team has years of industry experience and maintains a narrow focus as to acceptable aircraft underlying loans. Scope had loans of $358.8 million, or 3.71% of total loans, outstanding as of March 31, 2026. Scope offers aircraft loans from $200,000 to $5 million to individuals, small businesses, and major corporations across the country. • Park entered the structured finance lending business in 2008. It features a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured finance loans consist of loans to non-bank consumer finance companies throughout the nation. These asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have conservative underwriting and are subject to intensive loan monitoring. Structured finance loans represented $268.8 million, or 2.78% of total loans, outstanding as of March 31, 2026. P A R K N A T I O N A L C O R P O R A T I O N 30 Note: Financial data as of March 31, 2026 unless otherwise noted. Structured Finance 2.78% Scope Aircraft Finance 3.71% All Other Loans 93.51%

81.8% 82.1% 81.9% 81.5% 78.4% 4.9% 5.1% 4.8% 4.6% 6.7% 13.4% 12.8% 13.3% 13.8% 14.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Insured Collateralized Exposed Insured Deposits Trend Note: Financial data as of March 31, 2026 unless otherwise noted.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Average Shareholders' Equity to Average Tangible Equity

	For the Twelve Months Ended				For the Three Months Ended				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Average Shareholders' Equity	$ 1,076,879	$ 1,097,143	$ 1,197,120	$ 1,305,225	$ 1,270,259	$ 1,290,041	$ 1,318,277	$ 1,341,399	$ 1,585,084
Less: Average Goodwill and Other Intangible Assets	166,337	164,960	163,669	162,536	162,938	162,664	162,400	162,152	247,015
Average Tangible Equity	**$ 910,542**	**$ 932,183**	**$ 1,033,451**	**$ 1,142,689**	**$ 1,107,321**	**$ 1,127,377**	**$ 1,155,877**	**$ 1,179,247**	**$ 1,338,069**

Reconciliation of Total Shareholders' Equity to Tangible Equity

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Total Shareholders' Equity	$ 1,069,226	$ 1,145,293	$ 1,243,848	$ 1,352,793	$ 1,279,042	$ 1,294,480	$ 1,331,821	$ 1,352,793	$ 1,699,759
Less: Goodwill and Other Intangible Assets	165,570	164,247	163,032	161,990	162,758	162,485	162,237	161,990	302,565
Tangible Equity	**$ 903,656**	**$ 981,046**	**$ 1,080,816**	**$ 1,190,803**	**$ 1,116,284**	**$ 1,131,995**	**$ 1,169,584**	**$ 1,190,803**	**$ 1,397,194**

Reconciliation of Total Assets to Tangible Assets

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Total Assets	$ 9,854,993	$ 9,836,453	$ 9,805,350	$ 9,805,013	$ 9,886,612	$ 9,949,578	$ 9,862,068	$ 9,805,013	$ 12,983,967
Less: Goodwill and Other Intangible Assets	165,570	164,247	163,032	161,990	162,758	162,485	162,237	161,990	302,565
Tangible Assets	**$ 9,690,746**	**$ 9,672,206**	**$ 9,642,318**	**$ 9,643,023**	**$ 9,723,854**	**$ 9,787,093**	**$ 9,699,831**	**$ 9,643,023**	**$ 12,681,402**

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PARK NATIONAL CORPORATION

Reconciliation of Non-GAAP Financial Measures (continued)

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income

	For the Twelve Months Ended				For the Three Months Ended				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Interest Income	$ 378,247	$ 471,670	$ 522,965	$ 544,540	$ 132,200	$ 136,496	$ 138,952	$ 136,892	$ 154,777
Fully Taxable Equivalent Adjustment	3,541	3,726	2,432	2,654	607	675	685	687	985
Fully Taxable Equivalent Interest Income	$ 381,788	$ 475,396	$ 425,397	$ 547,194	$ 132,807	$ 137,171	$ 139,637	$ 137,579	$ 155,762
Less: Interest Expense	31,188	98,557	124,946	107,229	27,823	27,505	27,935	23,966	28,997
Fully Taxable Equivalent Net Interest Income	**$ 350,600**	**$ 376,839**	**$ 400,451**	**$ 439,965**	**$ 104,984**	**$ 109,666**	**$ 111,702**	**$ 113,613**	**$ 126,765**

Reconciliation of Pre-Tax, Pre-Provision Net Income

	For the Twelve Months Ended				For the Three Months Ended				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Net Income	$ 148,351	$ 126,734	$ 151,420	$ 180,073	$ 42,157	$ 48,119	$ 47,158	$ 42,639	$ 41,687
Plus: Income Taxes	32,108	26,870	33,305	41,250	9,046	11,228	10,940	10,036	9,990
Plus: Provision for Credit Losses	4,557	2,904	14,543	11,488	756	2,853	4,030	3,849	2,672
Pre-Tax, Pre-Provision Net Income	**$ 185,016**	**$ 156,508**	**$ 199,268**	**$ 232,811**	**$ 51,959**	**$ 62,200**	**$ 62,128**	**$ 56,524**	**$ 54,349**

Calculation of Allowance for Credit Losses / Loans

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Allowance for Credit Losses	$ 85,379	$ 83,745	$ 87,966	$ 92,973	$ 88,130	$ 89,785	$ 91,758	$ 92,973	$ 108,590
Loans	7,141,891	7,476,221	7,817,128	8,051,242	7,883,735	7,963,221	7,992,753	8,051,242	9,667,260
Allowance for Credit Losses / Loans	**1.20%**	**1.12%**	**1.13%**	**1.15%**	**1.12%**	**1.13%**	**1.15%**	**1.15%**	**1.12%**

**Tangible book value = Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.*

**Return on Average Tangible Equity = Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.*

**Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate.*

**Net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.*

33

PARK NATIONAL CORPORATION

Reconciliation of Non-GAAP Financial Measures (continued) 34 Financial Reconciliations NON-GAAP RECONCILIATIONS (in thousands, except share and per share data) 3/31/2026 12/31/2025 Net interest income $ 125,780 $ 112,926 less purchase accounting accretion 812 161 less interest income on former Vision Bank relationships 396 - Net interest income - adjusted $ 124,572 $ 112,765 Provision for credit losses $ 2,672 $ 3,849 less recoveries on former Vision Bank relationships (7) (1) Provision for credit losses - adjusted $ 2,679 $ 3,850 Other income $ 33,728 $ 31,375 less gain (loss) on sale of debt securities, net 1,084 (2,250) less impact of strategic initiatives - (38) less Vision related OREO valuation adjustments, net 304 - less other service income related to former Vision Bank relationships (202) 3 Other income - adjusted $ 32,542 $ 33,660 Other expense $ 105,159 $ 87,777 less core deposit intangible amortization 1,279 247 less Foundation contribution - 1,000 less merger-related expenses related to First Citizens acquisition 15,474 1,556 less restructuring costs - 989 less impact of strategic initiatives 362 - less purchase accounting amortization 20 - less direct expenses related to collection of payments on former Vision Bank loan relationships 194 175 Other expense - adjusted $ 87,830 $ 83,810 Tax effect of adjustments to net income identified above $ 3,135 $ 1,279 Net income - reported $ 41,687 $ 42,639 Net income - adjusted $ 53,480 $ 47,450 Diluted earnings per common share $ 2.39 $ 2.63 Diluted earnings per common share, adjusted $ 3.06 $ 2.93 Annualized return on average assets 1.43% 1.68% Annualized return on average assets, adjusted 1.83% 1.87% Annualized return on average tangible assets 1.46% 1.71% Annualized return on average tangible assets, adjusted 1.87% 1.90% Annualized return on average shareholders' equity 10.67% 12.61% Annualized return on average shareholders' equity, adjusted 13.68% 14.03% Annualized return on average tangible equity 12.63% 14.35% Annualized return on average tangible equity, adjusted 16.21% 15.96% Efficiency ratio 65.52% 60.54% Efficiency ratio, adjusted 55.55% 56.97% Annualized net interest margin 4.80% 4.88% Annualized net interest margin, adjusted 4.75% 4.88% PARK NATIONAL CORPORATION THREE MONTHS ENDED

Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N